SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2003

Mestek, Inc.

        (Exact name of registrant as specified in its chapter)

Pennsylvania	1-448	25-0661650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

260 North Elm Street, Westfield, MA	01085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (413)-568-9571

      Item 12 — Disclosure of Results of Operations and Financial Condition

On November 17, 2003, Mestek, Inc. (“Mestek”) issued a release setting forth Mestek’s third quarter ended September 30, 2003 earnings.

A copy of Mestek’s release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.

Item 7 — Financial Statements and Exhibits

      (a)     Not applicable

      (b)     Not applicable

      (c)     Exhibits:

         Exhibit           Name Description

          99                     Earnings Release for Third

                              Fiscal Quarter Ended September 30, 2003

________________________________________________________________________________________

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESTEK, INC.
By /s/ Stephen M. Shea
Stephen M. Shea
Senior Vice President
Chief Financial Officer
Date: November 17, 2003